SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN A PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ACP Funds Trust
(Name of Registrant as Specified In Its Charter)

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ACP FUNDS TRUST
ACP INSTITUTIONAL SERIES STRATEGIC OPPORTUNITIES FUND
ACP ADVANTAGE STRATEGIC OPPORTUNITIES FUND
1235 Westlakes Drive, Suite 130
Berwyn, PA  19312

July 27, 2007
Dear Shareholder:

A Special Meeting of Shareholders (the "Meeting") of the ACP Institutional Series Strategic Opportunities Fund and the ACP Advantage Strategic Opportunities Fund (each a “Fund” and collectively the “Funds”) of the ACP Funds Trust (the "Trust") has been scheduled for Monday, August 20, 2007, at 9:00 a.m. Eastern Time. If you are a shareholder of a Fund as of the close of business on June 29, 2007, you are entitled to vote at the Meeting and any adjournment of the Meeting.

While you are, of course, welcome to join us at the meeting, most shareholders ("Shareholders") cast their votes by filling out and signing the enclosed proxy card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope so that the maximum number of units may be voted. The attached proxy statement is designed to give you information relating to the proposals on which you are asked to vote. The proposals described in the proxy statement relate to the following matters:

1.
To elect two (2) existing trustees and two (2) new trusteesto the Board of Trustees of the Trust (the "Board ofTrustees") to hold office until their successor(s) areelected or until their resignation or removal.

2.	To act on any other business properly brought before the meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

Your vote is important regardless of the number of units that you own. Please do not hesitate to call us at (610) 993-9999 if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the Fund(s).

Sincerely,

Gary E. Shugrue
President

IMPORTANT NOTICE

We recommend that you read the complete Proxy Statement. For your convenience, we have provided a brief overview of the proposal to be voted on at the Meeting.

QUESTIONS AND ANSWERS

Q.	WHY AM I RECEIVING THIS PROXY STATEMENT?

A.           The Board of Trustees (the “Board”) currently consists of two trustees, Robert Andres and John Connors. The Trust is seeking to enlarge its Board from two trustees to four through the election of two new trustees (the "New Trustees") to the Board. The Board believes that the addition of the New Trustees will promote efficiency in the governance of the Fund. One of the New Trustees is an "interested person" (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")) of the Funds and one of the New Trustees is not an “interested person”. The two existing trustees (the "Existing Trustees") are considered Independent Trustees (not “interested persons”) of the Funds.  Accordingly, if Shareholders approve the two proposed trustees, the Independent Trustees would constitute seventy-five percent of the Board. In March 2007, John Van Roden resigned from the Board of the Fund.

Q	WHY AM I BEING ASKED TO VOTE ON THE ELECTION OF THE PROPOSED TRUSTEES?

A.           Appointments to the Board generally are made by existing Trustees.  However, the 1940 Act requires that if less than a majority of trustees holding office have been elected by the Trust’s Shareholders, the trustees in office shall call a Shareholders' meeting for the election of trustees. In addition, the 1940 Act provides that trustees may not fill vacancies unless thereafter at least two-thirds of the trustees have been elected by Shareholders. Because only the two Existing Trustees have been elected by Shareholders, the Existing Trustees may not appoint the two New Trustees without the affirmative approval of the Members.

Q.	HOW DO THE CURRENT TRUSTEES SUGGEST THAT I VOTE?

A.    After careful consideration, the Existing Trustees unanimously recommend that you vote "FOR" this proposal. Please see "Recommendations of the Board" for a discussion of the advantages of enlarging the Board.

Q.	HOW WILL THIS AFFECT MY ACCOUNT?

A.    Each Fund will continue to be managed in accordance with the its registration statement as filed with the Securities and Exchange Commission and as amended from time to time.

Q.	WILL MY VOTE MAKE A DIFFERENCE?

A.    Yes. Your vote is needed to ensure that the proposal can be acted upon. We encourage all Shareholders to participate in the governance of their Fund. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q.	WHOM DO I CALL IF I HAVE QUESTIONS?

A.    We will be happy to answer your questions about this proxy solicitation. Please call us at (610) 993-9999 between 9:00 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

Q.	WHERE DO I MAIL MY PROXY CARD?

A.    You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize this method of voting.

ACP FUNDS TRUST
ACP INSTITUTIONAL SERIES STRATEGIC OPPORTUNITIES FUND
ACP ADVANTAGE STRATEGIC OPPORTUNITIES FUND
1235 Westlakes Drive, Suite 130
Berwyn, PA  19312

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MONDAY AUGUST 20, 2007

To the Shareholders of ACP Funds Trust:

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the ACP Institutional Series Strategic Opportunities Fund and the ACP Advantage Strategic Opportunities Fund (each a “Fund” and collectively the “Funds”) of the ACP Funds Trust (the "Trust") will be held at the offices of Ascendant Capital Partners, LP, 1235 Westlakes Drive, Suite 130, Berwyn, PA 19312 on Monday, August 20, 2007 at 9:00 a.m. Eastern Time.

At the Meeting, shareholders will be asked to consider and act on the following proposals:

1.	To elect two (2) existing trustees and two (2) new trustees to the Board of Trustees to hold office until their successor(s) are elected or until their resignation or removal.

2.	To act on any other business properly brought before themeeting.

All shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, please mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of units may be voted.

Shareholders of record at the close of business on June 29, 2007 are entitled to notice of and to vote at the Meeting or any adjournments of the Meeting.

By Order of the Board of Trustees

Gary E. Shugrue
President

July 27, 2007

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENC

ACP FUNDS TRUST
1235 Westlakes Drive, Suite 130
Berwyn, PA  19312

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
ACP INSTITUTIONAL SERIES STRATEGIC OPPORTUNITIES FUND
ACP ADVANTAGE STRATEGIC OPPORTUNITIES FUND

TO BE HELD ON AUGUST 20, 2007

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of ACP Funds Trust (the “Trust”) for use at the Special Meeting of Shareholders to be held Monday, August 20, 2007 at 9:00 a.m. Eastern Time at the offices of Ascendant Capital Partners, LP (the “Investment Manager”), 1235 Westlakes Drive, Suite 130, Berwyn, PA 19312, and at any adjourned session thereof (such Special Meeting and any adjournment thereof are hereinafter referred to as the “Meeting”).  Shareholders of record of the ACP Institutional Series Strategic Opportunities Fund and the ACP Advantage Strategic Opportunities Fund (each a “Fund” and collectively the “Funds”) at the close of business on June 29, 2007 (“Shareholders”) are entitled to vote at the Meeting.

As of June 29, 2007, the Funds had the following units of beneficial interest (“shares”) issued and outstanding:

Fund	Shares Outstanding

ACP Institutional Series Strategic Opportunities Fund	556,899
ACP Advantage Strategic Opportunities Fund	640,868

Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. The shares of each series are entitled to voted on a dollar weighted basis, i.e voting shall be based on the relative net asset value of each series. The presence in person or by proxy of Shareholders holding forty percent (40%) of the Trust’s shares entitled to vote on the proposal constitutes a quorum. If a quorum is present, a plurality of the shares voted shall elect a trustee. Abstentions and "broker non-votes" will not be counted for or against the proposal, but will be counted for purposes of determining whether a quorum is present.

In addition to the solicitation of proxies by mail, the Board and officers of the Trust may solicit proxies in person or by telephone.  Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals.  The Trust will pay the costs of the Meeting and proxy materials.  The proxy card and this Proxy Statement are being mailed to Shareholders on or about July 27, 2007.

Shares represented by duly executed proxies will be voted in accordance with the instructions given.  Proxies may be revoked at any time before they are exercised by a written revocation received by an officer of the Trust at 1235 Westlakes Drive, Suite 130, Berwyn, PA 19312, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

INTRODUCTION

The Trust is organized as a Delaware statutory trust and is not required to hold annual meetings of Shareholders.  The Meeting is being called in order to permit the Shareholders of the Trust to consider and vote the following proposal (the “Proposal”):

To elect John Connors, and Robert P. Andres (the "Existing Trustees"), and Gary Shugrue and James Brinton (the "New Trustees," and together with the Existing Trustees, the "Proposed Trustees") to the Board of Trustees to hold office until their resignation or removal, whose terms will be effective on the date of the Meeting or, in the event of an adjournment or adjournments of the Meeting, such later date as Shareholder approval is obtained.

PROPOSAL.	ELECTION OF PROPOSED TRUSTEES TO THE BOARD OF TRUSTEES

It is proposed that the Proposed Trustees be elected at the Meeting to serve as trustees of the Trust.  Mr. Shugrue is the President and Chief Investment Officer of the Trust and is the President and Chief Investment Officer of the Investment Manager. In addition, Mr. Shugrue owns a majority interest in the Investment Manager through its general partner. Accordingly, Mr. Shugrue is considered an "interested person" of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Messrs. Connors, Andres and Brinton are not "interested persons" of the Trust and, accordingly, each of these Proposed Trustees would be considered an “independent trustee" (an "Independent Trustee") of the Trust. Together, these four individuals will comprise the entire Board of the Trust and serve until their successors have been duly elected and qualified or until their earlier resignation or removal. Each of the Proposed Trustees has agreed to serve if elected at the Meeting. It is the intention of the persons designated as proxies, unless otherwise directed therein, to vote at the Meeting for the election of the Proposed Trustees. If any Proposed Trustee is unable or unavailable to serve, the persons named as proxies will vote for such other person(s) as the Board may recommend.

Prior to the resignation of John Van Roden from the Board in March, 2007, the Board consisted of Mr. Van Roden and the two Existing Trustees. The Board has determined that the addition of the two New Trustees would promote efficiency in the governance of the Trust. In addition, the Securities and Exchange Commission (the "SEC") has adopted a  number of exemptive rules under the 1940 Act that require any investment company that relies on these exemptive rules, including the Trust, to have a board of trustees whose independent trustees constitute at least seventy-five percent of the board. If Shareholders approve all of the Proposed Trustees, the Independent Trustees would constitute seventy-five percent of the Board. In addition, the 1940 Act provides that trustees may not fill vacancies unless thereafter at least two-thirds of the trustees have been elected by Shareholders. Further, the Declaration of Trust provides that in the event that less than a majority of the Trustees holding office have been elected by the Shareholders, the Trustees then in office shall call a Shareholders' meeting for the election of Trustees. Because only the two Existing Trustees have been elected by Shareholders, the Existing Trustees may not appoint the two New Trustees without the prior approval of the Shareholders.

Each of the Existing Trustees currently serves on the Board. The New Trustees have significant experience with and understand the general operations of registered investment companies. The Existing Trustees are familiar with the experience of the New Trustees in overseeing investment Fund portfolios, and wish to bring that same level of expertise to the Trust. Accordingly, the Existing Trustees agreed, at a meeting of the Board held on June 25, 2007 to expand the size of the Board to four trustees, and unanimously approved the nomination of the New Trustees.

INFORMATION ABOUT THE BOARD

The Board has overall responsibility to manage and control the business affairs of the Trust, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Trust’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Trust as are customarily exercised by the Board of Trustees of a registered investment company organized as a corporation. The number of Trustees shall is set by the Board, but may not be less than one nor more than fifteen. The Board met three (3) times during 2006. The Existing Trustees attended 100% of the Board meetings held in 2006.

The Trustees serve on the Board for terms of indefinite duration. A Trustee's position in that capacity will terminate if he or she is removed, resigns or is subject to various disabling events such as death or incapacity. In the event of any vacancy in the position of a Trustee, the remaining trustees may appoint an individual to serve as a Trustee, so long as immediately after such appointment the Shareholders would have elected at least two-thirds of the Trustees then serving. The Trustees may call a meeting of Shareholders to fill any vacancy in the position of a Trustee, and must do so within 60 days after any date on which Trustees who were elected by the Shareholders cease to constitute a majority of the Trustees then serving. The Agreement and Declaration of Trust provide that the Funds shall indemnify Trustees for certain liabilities incurred in connection with their service as Trustees.

The Board does not currently have standing audit or nomination committees. Rather, the full Board has performed the functions of such committees. The Board has determined to establish the following standing committees:

Audit Committee. The Board is in the process of establishing a standing Audit Committee that will be composed of Messrs. Connors, Mr. Andres, and Brinton, the Independent Trustees of the Trust. The Board expects that the Audit Committee will adopt a written charter that will be approved by the Board. The Audit Committee’s duties are expected to include, among other things, the selection of the Trust’s independent auditors, meeting with the independent auditors and discussing their independence and the matters required to be discussed by the Statement on Auditing Standards No. 114 (Communications with Audit Committees) and reviewing the Trust’s annual financial statements with both management and the independent auditors. The Board, acting as the Audit Committee, met three (3) times in 2006.

Nominating Committee. The Board is in the process of establishing a standing Nominating Committee that will be composed of each of the Independent Trustees of the Trust. The principal responsibilities of the Nominating Committee are expected to be the consideration, recommendation and nomination of candidates to fill vacancies on the Trust’s Board, if any. The Board does not presently, and the Nominating Committee is not expected to, consider nominees recommended by Shareholders. The Nominating Committee will meet periodically, as necessary. The Board, acting as the Nominating Committee, met three (3) times during 2006.

It is expected that the Nominating Committee’s policy will be to identify potential nominees based on suggestions from the President of the Trust and other members of the Board and to evaluate such persons as a Committee. In addition, from time to time, the Nominating Committee may determine that it requires a Trustee with a particular expertise or qualification and will actively recruit such a candidate.

The Nominating Committee is expected to review and evaluate each candidate’s background, experience and other qualifications as well as the overall composition of the Board, and recommend to the Board for its approval the slate of trustees to be nominated for election at any annual or special meeting of the Trust’s Shareholders at which trustees are to be elected.

It is expected that the Nominating Committee will consider all applicable legal and regulatory requirements that govern the composition of the Board of trustees.

Information about the Proposed Trustees and the Executive Officers

The following information as of June 29, 2007 was furnished to the Trust by each of the Proposed Trustees and each currently serving Officer, and sets forth the name, age, principal occupation or employment of each such person, all positions and offices person has held with the Trust, and the period during which he or she has served as a Trustee or executive officer of the Trust. Unless otherwise noted, the business address of each Officer is 1235 Westlakes Drive, Suite 130, Berwyn, Pennsylvania 19312.  None of the Officers receive compensation from the Trust for their services.

Independent Trustee

Name, (Age) and Address	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships or Trusteeships held by Trustee or Nominee
John Connors, Age 64	Trustee	Term-Indefinite; Length-Since 2002
Portfolio Manager, Guyasuta Investment Advisors (Since 12/2000); previously, Portfolio Manager, Delaware Investments (1977-2000); portfolio manager Mellon Bank (1967-1977); Financial Analyst IBM (10/65-6/67)
				ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.
Robert Andres, Age 68	Trustee	Term-Indefinite; Length-since 2004
President, Andres Capital Management (present); previously, Haverford Trust (2005-Present); Martindale Andres & Co. (1989-1994); President, Merrill Lynch Mortgage Capital (1970-1987);National Sales Manager, Municipal Securities, Kidder Peabody (1968-1970); Herbert J. Sims & Co. (1962-1964)Municipal Bond Division., J.P. Morgan (1957-1962).
				ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.
James Brinton, Age 52	Trustee Nominee	Term-Indefinite Length-N/A	President, Robert J. McAllister Agency, Inc. (Independent Insurance Broker) (since 1979)	ACP Funds Trust, (2 series) (nominee); ACP Strategic Opportunities Fund II, LLC (nominee).	Quaker Investment Trust (8 series); ACP Funds Trust (2 series) (nominee); ACP Strategic Opportunities Fund II, LLC (nominee).

Interested Trustees

Name, (Age) and Address	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships or trusteeships held by Trustee or Nominee
Gary Shugrue Age 53, (1)	Director Nominee; President and Chief Investment Officer of Fund since 2001	Term- Indefinite Length-N/A	President & Chief Investment Officer of Ascendant Capital Partners, LP. (since 2001); previously, General Partner of Argos Advisors (1988-2000).	ACP Funds Trust (2 series) (nominee); ACP Strategic Opportunities Fund II, LLC (nominee).	BHR Fund Advisors; ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.
(1) See “Proposal 1-Election of Proposed Trustees to the Board of Trustees” for an explanation as to why Mr. Shugrue is deemed to be an “interested person”

Officers

Name, (Age) and address During the Past 5 Years	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships or Trusteeships Held by Trustee
Gary Shugrue, Age 53	President and Chief Investment Officer	Term-Indefinite Length of Service- Since 2001	President & Chief Investment Officer of Ascendant Capital Partners, LP. (since 2001); previously, General Partner of Argos Advisors (1988-2000).	BHR Fund Advisors; ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC
Stephanie Strid Davis, Age 36	Director, Client Services and Fund Administration	Term-Indefinite Length of Service- Since 2001	Director, Client Services and Fund Operations, Ascendant Capital Partners, LP (since 2001)	None

Trust Shares Owned by Board Shareholders.  The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Trust as of June 29, 2007. Dollar amount ranges disclosed are established by the Securities and Exchange Commission. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (“1934 Act”).

Independent Trustees

Name	Dollar Range of Trust Shares	Aggregate Dollar Range of Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
John Connors	$0	$0
James Brinton	$0	$0
Robert Andres	$0	Over $100,000 31,888.317 Units of ACP Strategic Opportunities Fund II, LLC.

Interested Trustee

Name	Dollar Range of Trust Shares	Aggregate Dollar Range of Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Gary Shugrue	$0	Over $100,000.00 9,496.184 Units of ACP Strategic Opportunities Fund II, LLC.

Independent Trustees Ownership of Securities

As of June 29, 2007, no Independent Trustee of the Trust owned securities in the Investment Manager or in an entity controlling, controlled by or under common control with the Investment Manager. As of such date, Gary Shugrue owned a majority of the outstanding securities of the general partner of the Investment Manager.

Compensation of the Trustees.

The Trustees of the Trust all are or will be members of the Board of Directors of ACP Strategic Opportunities Fund II, LLC (“ACP SOF”) and Independent Directors receive compensation from that fund for services as directors. The Trustees do not receive compensation for services as Trustees of the Trust. Set forth below is information regarding compensation Trustees received from ACP SOF in 2006 for services as directors of that fund.

Independent Trustees

Name and Position with Trust	2006 Aggregate Compensation from the ACP SOF	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation from ACP SOF and Fund Complex Paid to Trustees 2006	Estimated Annual Benefits Upon Retirement
John Connors, Trustee	$3000	$0	$3000	$0
James Brinton, Trustee Nominee	$0	$0	$0	$0
Robert Andres, Trustee	$4500	$0	$4500	$0

Interested Trustee

Name and Position with Trust	2006 Aggregate Compensation from the ACP SOF(1)	Pension or Retirement Benefits Accrued as Part of Trust Expenses(1)	Total Compensation from ACP SOF and Fund Complex Paid to Trustees 2006(1)	Estimated Annual Benefits Upon Retirement(1)
Gary Shugrue, Trustee Nominee	$0	$0	$0	$0
(1) Mr. Shugrue is employed by the Investment Manager and receives compensation in that capacity but will not receive compensation from the ACP SOF for service as a director or from the Trust for service as a Trustee.

The Independent Directors of ACP SOF receive meeting fees of $2,500 per meeting attended in person or $500 in the case of meetings attended by telephone. The Independent Directors of ACP SOF will not receive fees for committee meetings. Interested Trustees receive no annual or other fees from either ACP SOF or the Trust. All Trustees are reimbursed by the Trust for their reasonable out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Trust.

RECOMMENDATION OF THE BOARD

In its deliberations, the Board considered various matters related to the management and long-term welfare of the Trust. The Board considered, among other factors, the benefits that an experienced group of Board members who understand the operations of the Trust and are exposed to the wide variety of issues that arise from overseeing different types of portfolios would bring to the Board. The Board has determined that the addition of the two New Trustees would promote efficiency in the governance of the trust.  The Board gave considerable weight to their expectation that the Trust will benefit from the diversity and experience of the Proposed Trustees that would be included in the expanded Board. The New Trustees have significant experience with and understand the general operations of registered investment companies.  The Existing Trustees are familiar with the experience of the New Trustees in overseeing investment Fund portfolios, and wish to bring that same level of expertise to the fund. In addition, the Board noted that certain SEC exemptive rules under the 1940 Act require the Trust to have a Board whose Independent Trustees constitute at least seventy-five percent of the Board.

Therefore, after careful consideration, the Board recommends that the Shareholders of the Trust vote” FOR" the election of the Proposed Trustees as set forth in this Proposal.

If the Proposed Trustees are elected by the Shareholders, each Proposed Trustee will serve, effective the date of the Meeting, until his/her successor is duly elected and qualified or until his/her earlier resignation or removal. If the Proposed Trustees are not elected, the Board will consider what action is appropriate based upon the interests of the Shareholders.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS
VOTE "FOR" THE PROPOSAL.

Control Persons and Principal Holders of Securities

The following table sets forth as of June 29, 2007 the number and percentage of shares of the Trust beneficially owned by the Proposed Trustees and the Executive Officers (as defined in SEC rules), individually and as a group, by owners of 5% or more of the Trust’s shares, and by each person deemed to be a “control person” under the SEC’s rules.

Name and Position	Number of Shares beneficially owned	Percentage of Shares beneficially owned	Address
Interested Trustee
Gary E. Shugrue Trustee Nominee, President and Chief Investment Officer	0	0%	1235 Westlakes Drive Suite 130 Berwyn, PA 19312
Independent Trustees
Robert Andres, Trustee	0	0%	1235 Westlakes Drive Suite 130 Berwyn, PA 19312
John Connors, Trustee	0	0%	1235 Westlakes Drive Suite 130 Berwyn, PA 19312
James Brinton, Trustee Nominee	0	0%	1235 Westlakes Drive Suite 130 Berwyn, PA 19312
Beneficial Owners of more than 5% and control persons
The Robert E. Turner Irrevocable Trust	0	0%	1205 Westlakes Drive Suite 100 Berwyn, PA 19312
The Robert E. and Carolyn W. Turner Foundation,	0	0%	1205 Westlakes Drive Suite 100 Berwyn, PA 19312
Robert E. Turner and Carolyn W. Turner, (JTWROS),	0	0%	1205 Westlakes Drive Suite 100 Berwyn, PA 19312
Mark Turner and Christine M. Turner (JTWROS),	0	0%	1205 Westlakes Drive Suite 100 Berwyn, PA 19312
Carl F. Mentzer	32,244.22	5.22%	National Financial Services One World Financial Center 200 Liberty St. New York, NY 10281
Linda Goulding	32,801.47	5.31%	National Financial Services One World Financial Center 200 Liberty St. New York, NY 10281

Virginia Gould	44,901.06	7.27%	National Financial Services One World Financial Center 200 Liberty St. New York, NY 10281
Robert W. Hoffman	32,692.03	5.69%	National Financial Services One World Financial Center 200 Liberty St. New York, NY 10281
Roy & Susan Palmer	32,969.16	5.74%	National Financial Services One World Financial Center 200 Liberty St. New York, NY 10281
Larry L. Long	40,865.04	7.12%	National Financial Services One World Financial Center 200 Liberty St. New York, NY 10281
Louis Gottlieb Trust	61,217.50	10.66%	National Financial Services One World Financial Center 200 Liberty St. New York, NY 10281
IV Limited Partnership G. Wayne Harris	75,301.205	13.11%	National Financial Services One World Financial Center 200 Liberty St. New York, NY 10281
Donald J. & Nancy Resnick	157,318.19	27.40%	P.O. Box 1150 Oaks, PA 19456
All trustees and executive officers of the Fund as a group	0	0%

Since January 1, 2006, the following transactions in Trust shares have been effected by Proposed Trustees:  None

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

The Trust has engaged Deloitte & Touche, LLP (“D&T”) to serve as the Trust’s Independent Registered Public Accounting Firm for fiscal 2007 and to audit the Trusts financial statements. D&T has served in this capacity since 2004.

A representative of D&T is not expected to be available at the Meeting and therefore will not be present to make a statement and respond to appropriate questions from Shareholders.

Audit Fees
The aggregate fees billed for each of the last two fiscal years for professional  services  rendered by D&T  for the  audit of the Trust's annual financial  statements or services that are normally provided by the  accountant in connection  with statutory and regulatory  filings  or  engagements  for those  fiscal  years were $28,500 for 2005 and $35,500 for 2006. In addition, D&T was paid $27,500 and $30,000 for audit of an affiliated fund(s) for 2005 and 2006, respectively.

Audit-Related Fees
The aggregate fees billed in each of the last two fiscal years for assurance  and related  services by D&T  that are reasonably related to the performance of the audit of the Trust's financial  statements and are not reported above are $0 for 2005 and $0 for 2006.

Tax Fees
The aggregate fees billed in each of the last two fiscal years for professional services rendered by D&T  for tax compliance, tax advice, and tax planning are $0 for 2005 and $0  for 2006.

All Other Fees
The aggregate fees billed in each of the last two fiscal years for products and services provided by D&T, other than the services reported above, are $0 for 2005 and $0 for 2006.

The Board, in performing its functions as an audit committee pre-approves all audit and permitted non-audit services the independent auditor provides to the Trust and all services that the independent auditor provides to the Trust’s investment adviser(s) and advisory affiliates  (whether or not directly related to the  registrant's operations  and  financial reporting);  except that (a) services provided to a sub-adviser whose role is  primarily  portfolio management  and is  sub-contracted or overseen by another investment adviser,  and (b) de minimis non-audit services  shall not require  pre-approval.  A non-audit service is de minimis if: (a) the total amount of the non-audit service is not more than 5% percent  of the total  amount of  revenues  paid to the  auditor by the Trust,  its  investment  adviser and advisory affiliates  that  provide  ongoing  services to the Trust for services otherwise requiring audit committee  pre-approval during the fiscal  year in which the  non-audit  service was  provided;  (b) the Trust did not recognize these services as non-audit services at the time they were  provided;  and (c) these  services  are  promptly brought  to the attention of the Trust and  the Trust approves them before the audit is complete.

The percentage of  hours  expended on the  principal accountant's engagement to audit the Trust’s financial statements for the most recent fiscal year that were attributed  to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

The aggregate non-audit fees billed by the Trust’s accountant for services  rendered to the Trust and rendered to the Trust's investment  adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Trust for  each of the last two fiscal years of the Trust was $0 for 2005 and $0 for 2006.

CODE OF ETHICS

The Trust and the Investment Manager each have adopted codes of ethics under Rule 17j-1 of the Investment Company Act that applies to their activities. The codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. The codes of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.  The code is available on the EDGAR database on the SEC’s web site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Investment Manager. The Investment Manager is responsible for formulating a continuing investment program for the Trust.  The Strategic Opportunities Fund and the Trust have entered into an investment management agreement with the Investment Manager (“Investment Management Agreement”).  The principal business address of the Investment Manager is 1235 Westlakes Drive, Suite 130, Berwyn, Pennsylvania 19312.  Gary Shugrue, who has over twenty years investment experience, serves as President and Chief Investment Officer of the Investment Manager and is primarily responsible for managing the Trust’s assets.       For the fiscal years 2004, 2005 and 2006, the ACP SOF and the Trust paid the Investment Manager $167,487, $207,357 and $335,016, respectively, under the Investment Management Agreement.

From the period of the Trust’s inception through April 2007, the Investment Management Agreement contained an expense reimbursement provision under which the Investment Manager agreed to waive fees and reimburse expenses in order to keep other expenses of the Trust from exceeding 0.15%.  As a result of such provision, the net compensation received by the Investment manager was less than the amounts set forth above.

Administrator, Transfer Agent and Dividend Paying Agent.   Pinnacle Fund Administration LLC (“Pinnacle”) serves as the administrator, transfer agent and dividend paying agent for the Trust.  Pinnacle is an independent and privately owned full services hedge fund administrator servicing both domestic and offshore funds.  It provides general management related services to the Trust, including those relating to valuation of the Trust’s assets. Pinnacle is located at 8008 Corporate Center Drive, Suite 310, Charlotte, NC 28226.

ADJOURNMENT

In the event that sufficient votes in favor of the Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting. The Trust will bear the costs of any adjourned sessions. The persons named as proxies will vote for an adjournment any proxies that they are entitled to vote in favor of the proposal.

SHAREHOLDER PROPOSALS

The Trust is not required to hold annual Shareholder meetings. Shareholders wishing to submit proposals for inclusion or presentation in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o Ascendant Capital Partners LP, 1235 Westlakes Drive, Suite 130, Berwyn, Pennsylvania 19312.

OTHER MATTERS

The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

ANNUAL AND SEMI-ANNUAL REPORTS

The Trust's last audited financial statements and annual report, for the fiscal year ended December 31, 2006 are available free of charge. To obtain a copy, please call the Trust at (610) 993-9999 or send a written request to the Trust at 1235 Westlakes Drive, Suite 130, Berwyn, Pennsylvania 19312

Only one proxy statement (and one annual report, if not previously sent) is being sent to multiple Shareholders sharing an address unless the Trust has received contrary instructions form one or more of the Shareholders. Upon written or oral request, the Trust will promptly deliver a separate copy of the proxy statement and/or annual report to a Shareholder at a shared address to which a single copy of the documents was delivered. To receive a separate copy, Shareholders may call the Trust at (610) 993-9999 or send a written request to the Trust at 1235 Westlakes Drive, Suite 130, Berwyn, Pennsylvania 19312. Shareholders who are receiving multiple copies of the proxy statement and/or annual report can request a single copy by contacting the Trust as instructed above.

SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

ACP FUNDS TRUST
ACP INSTITUTIONAL SERIES STRATEGIC OPPORTUNITIES FUND
ACP ADVANTAGE STRATEGIC OPPORTUNITIES FUND

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
THE SPECIAL MEETING OF SHAREHOLDERS, TO BE HELD ON
AUGUST 20, 2007

The undersigned, hereby appoints Stephanie Strid as proxy, with full power of substitution, to vote at the Special Meeting of Shareholders of the ACP Institutional Series Strategic Opportunities Fund and the ACP Advantage Strategic Opportunities Fund (each a “Fund” and collectively the “Funds”) of the ACP Funds Trust (the "Trust")  to be held at the offices of Ascendant Capital  Partners, LP, 1235 Westlakes Drive, Suite 130, Berwyn, PA 19312 on Monday, August 20, 2007, at 9:00 a.m. Eastern Time, and any adjournments or postponements of the Special Meeting (the” Meeting") all shares of beneficial interests in the Fund that the undersigned would be entitled to vote if personally present at the Meeting, and in accordance with his own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

Proposal:       To elect, John Connors, Robert Andres, Gary Shugrue, and James Brinton as trustees to the Board of Trustees to hold office until their successor(s) are elected or until their resignation or removal.

____For All

____Against All

____For All Except:_____________________________________________

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the proxy statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy. If the units are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:_________________, 2007

Signature of Shareholder

Signature (Joint owners)

printed name of Shareholder(s)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING.